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                                                                    EXHIBIT 99.1

                            CAMCO INTERNATIONAL INC.
                    NYSE: CAM * Oilfield Equipment & Service




                                  NEWS RELEASE


Contact:  Herbert S. Yates
          Senior Vice President - Finance
          713/749-5680




Houston, Texas, May 11, 1998.... Camco International Inc. (NYSE: CAM) is
saddened to announce the sudden death of Gary D. Nicholson, its Chairman and CEO. Mr. Nicholson died of a presumed heart attack after being rushed to the hospital early this morning. The Board of Directors will announce its plans for the management of the company as soon as possible.